UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

9700 West Higgins Road Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

N/A

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On June 8, 2016, Wintrust Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as underwriter (the “Underwriter”), providing for the offer and sale in a firm commitment underwritten public offering (the “Offering”) of 3,000,000 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”). The Underwriters do not have an option to purchase any additional shares of Common Stock pursuant to the Underwriting Agreement.  The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement (as defined below) related to the Offering.  The Company also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The Company completed the Offering on June 14, 2016.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-196600) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”), including the prospectus contained therein dated June 9, 2014, and the preliminary prospectus supplement and final prospectus supplement, each dated June 8, 2016 and filed by the Company with the SEC.

The Company estimates that the net proceeds from this offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, will be approximately $152.8 million.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  In connection with the issuance of the Shares in the Offering, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 8, 2016, between Wintrust Financial Corporation and Raymond James & Associates, Inc.
5.1	Opinion of Sidley Austin LLP.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary

Date: June 14, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 8, 2016, between Wintrust Financial Corporation, and Raymond James & Associates, Inc.
5.1	Opinion of Sidley Austin LLP.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).